FIFTH AMENDMENT TO CREDIT
                            AND GUARANTY AGREEMENT

      THIS FIFTH AMENDMENT, dated as of June 1, 1998 (this "Amendment") to the Existing Credit Agreement referred to below, is among IMO INDUSTRIES INC., a Delaware corporation (the "Borrower"), II ACQUISITION CORP., a Delaware
corporation (the "Parent") and the Lenders (as defined below) signatories hereto.

                             W I T N E S S E T H:

      WHEREAS, the Borrower, the Parent, certain financial institutions from time to time parties thereto (collectively, the "Lenders"), The Bank of Nova Scotia, as the Administrative Agent and the Documentation Agent and NationsBanc Capital Markets, Inc., as the Syndication Agent have entered into the Credit and Guaranty Agreement, dated as of August 29, 1997 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Existing Credit Agreement" and, as amended by this Amendment, the "Credit Agreement"); and

      WHEREAS, the Borrower and the Parent have requested that the Existing Credit Agreement be amended in certain respects and that the Lenders grant limited waivers of certain provisions of the Existing Credit Agreement and the Lenders have agreed to amend the Existing Credit Agreement and to grant such limited waivers (subject to the terms and conditions of this Amendment);

      NOW, THEREFORE, in consideration of the premises and the other provisions herein contained, the parties hereto hereby agree as follows.


                                    PART I
                                  DEFINITIONS

      SUBPART I.1. Use of Defined Terms. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided therefor in the Existing Credit Agreement.


                                    PART II
                           AMENDMENTS AND WAIVERS TO
                         THE EXISTING CREDIT AGREEMENT



      Effective upon (and subject to the occurrence of) the Fifth Amendment Effective Date (as defined in Subpart 3.1), certain terms and provisions of the Existing Credit Agreement are hereby amended, and the limited waivers described below are hereby granted, all in accordance with this Part. Except as so amended, modified or waived by this Amendment, the Existing Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with their terms.

      SUBPART II.1. Amendment to Article I. Article I of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.1.1 through 2.1.2.

      SUBPART  II.1.1.  Section 1.1 of the Existing  Credit  Agreement is hereby
amended  by  adding  the  following  new   definitions   in  their   appropriate
alphabetical sequence:

            "Relevant Period" means the period from April 23, 1998 through (and including) July 15, 1998.

            "VHC" means VHC Inc., a Texas corporation and a wholly-owned Subsidiary of the Borrower.

            "VHC Proceeding" means the involuntary bankruptcy proceeding case (number 398-33624-RCM-7) with respect to VHC, filed in the United States Bankruptcy Court, Northern District of Texas, Dallas Division on April 23, 1998.

      SUBPART II.1.2. Section 1.1 of the Existing Credit Agreement is hereby further amended by amending clause (a) of the definition of "Commitment Termination Event" in its entirety to read as follows:

            "(a)  the occurrence of any Event of Default described in clauses
      (a) through (d) of Section 8.1.9; or"

      SUBPART II.2. General Amendment to Existing Credit Agreement and Other Loan Documents. The parties hereto agree that, notwithstanding the terms of the Credit Agreement (but subject to Subpart 2.3.4 below) and other Loan Documents to the contrary (including the definitions of "Commitment Termination Event" and "Revolving Loan Commitment Termination Date" and Section 8.2, in each case contained in the Credit Agreement, and the terms of the Subsidiary Guaranty), a Commitment Termination Event and acceleration of the Obligations shall not automatically occur (or be deemed to have occurred) during or after the Relevant Period with respect to VHC and the VHC Proceeding unless the VHC Proceeding has not been discharged and the Required Lenders deliver a written notice to the Administrative Agent in which they declare that a Commitment Termination Event has occurred and they require the Obligations to be accelerated pursuant to
Section 8.3 of the Credit Agreement, and the Credit Agreement and other Loan Documents are hereby amended mutatis mutandis to the extent necessary to effect such amendments.

      SUBPART II.3. Waivers of Certain Provisions of the Existing Credit Agreement. The limited waivers set forth below are hereby granted in accordance with Subparts 2.3.1 through 2.3.4.

      SUBPART II.3.1. Waiver Regarding Section 5.2.1 and Section 8.1.2 of the Existing Credit Agreement ("Compliance with Warranties, No Default, etc."; "Breach of Warranty"). The Lenders hereby waive any Event of Default under
Section 8.1.2 of the Existing Credit Agreement resulting from any breach of the representation made by the Borrower pursuant to Section 5.2.2 of the Existing Credit Agreement (including under clause (d) of Section 5.2.1 of the Existing Credit Agreement) on the occasion of the making of any Credit Extension to the extent that such breach of representation was in respect of the VHC Proceeding.

      SUBPART II.3.2. Waiver Regarding Section 7.1.1 of the Existing Credit Agreement ("Financial Information, Reports, Notices, etc."). The Lenders hereby waive each Event of Default under clause (c) of Section 7.1.1 of the Existing Credit Agreement resulting from the Borrower's failure to inform the Administrative Agent of (i) the Default under Section 8.1.9 of the Existing Credit Agreement caused by the VHC Proceeding and (ii) the other Defaults waived by the Lenders in this Part.

      SUBPART II.3.3. Waiver Regarding Section 7.2.6 of the Existing Credit Agreement ("Restricted Payments, etc."). The Lenders hereby waive any Default under Section 7.2.6 of the Existing Credit Agreement resulting from the payment on or about May 1, 1998 of accrued interest on the Senior Subordinated Notes, to the extent that such payment would (by the terms of Section 7.2.6) be prohibited by the institution of the VHC Proceeding or any of the Defaults waived by the Lenders in this part.

      SUBPART II.3.4. Time Limited Waiver Regarding Section 8.1.9 of the Existing Credit Agreement ("Bankruptcy, Insolvency, etc."). For purposes of (i) exercising any of their rights and remedies (including their rights to declare the Commitments terminated and the Obligations due and payable pursuant to Sections 8.2 and 8.3 of the Existing Credit Agreement) under the Loan Documents and (ii) enabling the Borrower to satisfy the conditions precedent to further Credit Extensions set forth in Sections 5.2.1 and 5.2.2 of the Existing Credit Agreement, the Lenders hereby waive through (and including), the Relevant Period, the Default under clause (d) of Section 8.1.9 of the Existing Credit
Agreement resulting from the VHC Proceeding (including as a result of the Default caused by the VHC Proceeding potentially developing into an Event of Default on or around June 22, 1998).


                                   PART III
                          CONDITIONS TO EFFECTIVENESS

      SUBPART III.1. This Amendment shall become effective on the date first set forth above (the "Fifth Amendment Effective Date") when all of the following conditions have been satisfied to the satisfaction of the Administrative Agent.

      SUBPART III.1.1. Execution of Counterparts. The Administrative Agent shall have received copies of this Amendment, duly executed and delivered by the Borrower, the Parent and the Lenders.

      SUBPART III.1.2. Affirmation and Consent. The Administrative Agent shall have received an affirmation and consent in form and substance satisfactory to it, duly executed and delivered by each Subsidiary Guarantor.

      SUBPART III.1.3. Satisfactory Legal Form. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.


                                    PART IV
                        REPRESENTATIONS AND WARRANTIES

      In order to  induce  the  Lenders  and the  Issuers  to  enter  into  this
Amendment,   the  Borrower  and  the  Parent   represent   and  warrant  to  the
Administrative Agent, each Issuer and each Lender as set forth in this Part.

      SUBPART IV.1. Compliance with Warranties. After giving effect to the terms of this Amendment, the representations and warranties set forth herein, in
Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects with the same effect as if made on and as of the date hereof (unless stated to relate solely to an earlier date, in which case they were true and correct as of such earlier date). Furthermore, the VHC Proceeding will not have a material adverse effect on the financial condition, operations, assets, business, properties, revenues or prospects of the Borrower and its Subsidiaries, taken as a whole.

      SUBPART IV.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower and the Parent of this Amendment and other documents delivered pursuant hereto are within the Borrower's and the Parent's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene either the Borrower's or the Parent's Organic Documents, (ii) contravene or result in a default under any contractual restriction, law or governmental regulation or court decree or order binding on or affecting either the Borrower or the Parent, or (iii) result in, or require the creation or imposition of, any Lien (except as contemplated in or created by the Loan Documents).

      SUBPART IV.3. Validity, etc. This Amendment has been duly executed and delivered by the Borrower and the Parent and constitutes the legal, valid and binding obligation of the Borrower and the Parent enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity.

      SUBPART IV.4. Compliance With Existing Credit Agreement. As of the Fifth Amendment Effective Date, after giving effect to the terms of this Amendment, no Event of Default has occurred and is continuing.


                                    PART V
                           MISCELLANEOUS PROVISIONS

      SUBPART V.1. Ratification of and Limited Amendment to the Credit Agreement. The Existing Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect by the parties hereto. Except as specifically amended or modified herein, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof and except as expressly set forth herein the provisions hereof shall not operate as a waiver of or amendment of any right, power or privilege of the Administrative Agent and the Lenders nor shall the entering into of this Amendment preclude the Lenders from refusing to enter into any further or future amendments.

      SECTION V.2. Consent and Acknowledgment of Guarantor, etc. By its signature below, the Parent in its capacity as a guarantor and as grantor of collateral security under certain Loan Documents, hereby acknowledges, consents and agrees to this Amendment and hereby ratifies and confirms its obligations under its guaranty and each Loan Document executed and delivered by it in all respects.

      SUBPART V.3. Credit Agreement, References, etc. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Existing Credit Agreement as amended hereby. As used in the Credit Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Existing Credit Agreement as amended by this Amendment.

      SUBPART V.4. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Administrative Agent (including fees and expenses of counsel to the Administrative Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment.

      SUBPART V.5. Headings; Counterparts. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof. This Amendment may be signed in any number of separate counterparts, each of which shall be an original, and all of which taken together shall constitute one instrument.

      SUBPART V.6. Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

      SUBPART V.7. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                               IMO INDUSTRIES INC.


                                    By:  John A. Young
                                     Title:  Vice President


                                    II ACQUISITION CORP.


                                    By:  John A. Young
                                     Title:  Vice President


                                    THE BANK OF NOVA SCOTIA


                                    By:  James R. Trimble
                                     Title:  Senior Relationship Manager


                                    NATIONSBANK, N.A.


                                    By:  Chitt A. Swamidasan
                                     Title:  Senior Vice President


                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By:  Amy L. Robbins
                                     Title:  Vice President


                                    FLEET CAPITAL CORPORATION


                                    By:  Roland J. Robinson
                                     Title:  Senior Vice President



                                    COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                                    EUROPEENNE


                                    By:  Brian O'Leary
                                     Title:  Vice President


                                    By:  Sean Mounier
                                     Title:  First Vice President


                                    CRESTAR BANK


                                    By:  Christopher B. Werner
                                     Title:  Vice President


                                    DRESDNER BANK AG, NEW YORK AND GRAND
                                       CAYMAN BRANCHES


                                    By:  Robert Von Finckenstein
                                     Title:  Vice President


                                    By:  Richard W. Conroy
                                     Title:  Vice President


                                    TRANSAMERICA BUSINESS CREDIT CORPORATION


                                    By:  Perry Vavoules
                                     Title:  Senior Vice President


                                   US TRUST


                                    By:  Thomas F. Macina
                                     Title:  Vice President


                                    CIBC INC.


                                    By:  William W. Swenson
                                     Title:  Authorized Signatory